EXHIBIT 10.1

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is made and entered into as of June 29, 2007, by and among WI-TRON, INC., a Delaware corporation ("Parent"), TEK SUB, INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Acquisition Sub"), TEK, LTD., a New Jersey corporation ("Company"), and JOHN CHASE LEE ("JCL"), an individual and sole shareholder of the Company")

         WHEREAS, JCL is both the controlling shareholder of the Company, and an executive officer, director and majority shareholder of the Parent;

         WHEREAS, the respective Boards of Directors of Parent, Acquisition Sub and Company have determined that a merger of Acquisition Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in this Agreement, would be fair and in the best interests of their respective shareholders, and such Boards of Directors have approved such Merger, pursuant to which Parent shall issue to the shareholders of the Company an aggregate of 40,000,000 shares of Parent Common Stock ("Exchange Stock") in exchange for all of the issued and outstanding shares of common stock of the Company (the "Company Stock");

         WHEREAS, as a result of the foregoing, immediately after the Merger, JCL shall own 60.4% of the issued and outstanding total shares of Parent's Common Stock on a fully diluted basis, and the stockholders of the Parent shall own 39.6% of the Parent Common Stock;

         WHEREAS, the parties hereto intend and accordingly designate the Merger so that the Merger shall qualify as a reorganization for federal income tax purposes under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS, the parties hereto desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereby agree as follows:


                                    ARTICLE I

                                   THE MERGER

         SECTION 1.01 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the "DGCL"), Company shall merge with and into Acquisition Sub at the Effective Time of the Merger (as defined in Section 1.03). Following the Effective Time, the separate existence of Acquisition Sub shall cease, and Company shall continue as the surviving corporation ("Surviving Corporation"), and shall further

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succeed  to and assume all the rights  and  obligations  of  Acquisition  Sub in accordance with the DGCL. As a result of the Merger, Company shall be a wholly owned subsidiary of the Parent.


         SECTION 1.02 The Closing.

         (a) The Closing of the transactions contemplated by this Agreement (the "Closing") shall take place on the 15th day of July 2007, commencing at 10:00am Eastern Daylight Saving Time (the "Closing Date"), unless another place or time is mutually agreed upon in writing by the parties; provided, however, that the Closing Date shall be no later than July 30, 2007.


         (b) At the Closing or prior thereto, Parent and Company shall exchange the various certificates, instruments and such documents referred to in Article VII of this Agreement.


         SECTION 1.03 Effective Time.


         (a) Subject to the provisions of this Agreement, as soon as practicable on or after the Closing Date, Acquisition Sub and Company shall file the Articles of Merger or other appropriate documents (in any such case, the "Articles of Merger") executed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL in order to effectuate the Merger and in order to accomplish the proper execution of Acquisition Sub's and Parent's obligations under this Agreement.


         (b) The Merger shall become effective at such time as the Articles of Merger are duly filed with the Delaware Secretary of State, or at such other time as the Parent and the Company shall agree as should be specified in the Articles of Merger (the time the Merger becomes effective being hereinafter referred to as the "Effective Time").


         (c) The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either the Company or the Acquisition Sub in order to carry out and effectuate the transactions contemplated by this Agreement. From the Effective Time, the Surviving Corporation shall possess all of the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of Company and Acquisition Sub, all as provided under the DGCL.

         SECTION 1.04 Effects of the Merger. The Merger shall have the effects set forth in the applicable provisions of the DGCL.

         SECTION 1.05 Articles of Incorporation and Bylaws.


                  (a) The Articles of Incorporation of the Company as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

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                  (b) The bylaws of the Company as in effect  immediately  prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.


         SECTION 1.06 Directors. At the Closing Date, the directors of the Company shall become the directors of the Surviving Corporation.

         SECTION 1.07 Officers. At the Closing Date, the officers of the Company shall become the officers of the Surviving Corporation.

         SECTION 1.08 Shares Not Registered. The Exchange Stock to be issued by the Parent to the Company's shareholders, when issued, will not be registered under the Securities Act of 1933, as amended ("Act"), or the securities laws of any state or states, but shall be issued in reliance upon the exemptions from registration provided by Section 4(2) of the Act and/or Rule 505 or 506 of Regulation D under the Act and under analogous state securities laws, or upon any other such exemption, on the grounds that the issuance does not involve any public offering. The Exchange Stock will be "restricted securities" as that term is defined in Rule 144(a) of the General Rules and Regulations under the Act and must be held indefinitely, unless they are subsequently registered under the Act or an exemption from the Act's registration requirements is available for their resale. All certificates evidencing the Exchange Stock to be issued by the Parent shall, unless and until removed in accordance with law, bear a restrictive legend substantially in the following form:


                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THESE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT."


                                   ARTICLE II

                  EFFECT OF THE MERGER ON THE CAPITALIZATION OF
                            THE CONSTITUENT ENTITIES

         SECTION 2.01 Effect on Capitalization. As of the Effective Time, by such actions to be taken by the parties' hereto, or otherwise by virtue of the Merger and without any action on the part of the holders of the Company's Common Stock or the holder of shares of capital stock of Acquisition Sub or Parent:

                  (a) Issuance of Exchange Stock. Subject to this Section 2.01, the Parent shall issue to the shareholders of the Company the Exchange Stock. Upon issuance of the Exchange Stock, the shareholders of the Company will own 60% of the issued and outstanding shares of Parent

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on a fully diluted basis and the remaining  shareholders of the Parent shall own
40% of the issued and outstanding shares of Parent on a fully diluted basis.

                  (b) Cancellation of Company's Common Stock. As of the Effective Time, the Company's Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and holders of certificates representing the Company's Common Stock shall cease to have any rights with respect thereto, except the right to receive the Exchange Stock.

                  (d) No Further Ownership Rights in Company Common Stock. All shares of Parent Common Stock issued upon the consummation of the Merger in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Company's Common Stock.

                  (e) Cancellation of Treasury Stock. As of the Effective Time, each share of Parent's Common Stock held by the Parent as treasury stock shall be cancelled, and no payment shall be made with respect thereto.



                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Company represents and warrants to Parent and Acquisition Sub that the statements contained in this Article III are true, correct, and complete as of the date of this Agreement and will be true and correct as of the Closing Date:

         SECTION 3.01 Organization. Company is a corporation duly organized, validly existing and in good standing under the laws of New Jersey and has all requisite corporate power and authority to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority could not be reasonably expected to
(i) prevent or materially delay the consummation of the Merger, or (ii) have a material adverse effect on Company. Company is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

         SECTION 3.02 Subsidiaries.    Company   does  not  own,   directly   or
indirectly, any capital stock or other ownership interest in any corporation, partnership, joint venture or other entity.

         SECTION 3.03 Capitalization. As of the date of this Agreement, the Company's authorized capital is 1,000 shares of Common Stock, no par value, of which all shares are issued and outstanding. The Company's shares are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no bonds, debentures, notes or other indebtedness of Company having the right to vote (or that are convertible into, or exchanged for, securities having the right to vote) on any matters on which members of Company may vote. There are no securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Company is a party or by which either is bound obligating Company to issue, deliver or

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sell, or cause to be issued,  delivered or sold, additional shares in Company or obligating Company to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations of Company to repurchase, redeem or otherwise acquire any shares of the Company.

         SECTION 3.04 Authority.


                  (a) Company has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation by the Company of the Merger and of the other transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no other proceedings on the part of Company are necessary to authorize this Agreement or to consummate the transactions so contemplated, subject to the filing of the Articles of Merger. This Agreement has been duly executed and delivered by Company and, assuming this Agreement constitutes a valid and binding obligation of Parent and Acquisition Sub, constitutes a valid and binding obligation of Company enforceable against Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally.

                  (b) The Company's Board of Directors have duly adopted resolutions (i) approving this Agreement and the Merger, and (ii) determining that the terms of the Merger are in the best interests of Company.

                  (c) The holders of the Company's capital stock have executed a written consent adopting resolutions approving this Agreement and the Merger.

         SECTION 3.05 Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of the applicable and relevant laws of the laws of the Delaware General Corporation Law ("DGCL"), neither the execution, delivery or performance of this Agreement by Company nor the consummation by Company of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the Articles of Incorporation of Company, (ii) require any filing with, or permit, authorization, consent or approval of, any federal, state or local government or any court, tribunal, administrative agency or commission or other governmental or other regulatory authority or agency, domestic, foreign or supranational (a "Governmental Entity") (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings could not reasonably be expected to have a material adverse effect on Company or prevent or materially delay the consummation of the Merger), (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Company is a party or by which Company or its properties or assets may be bound; or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Company or any of its properties or assets, except in the case of clauses (iii) or (iv) for violations, breaches or defaults that could not reasonably be expected to have a material adverse effect on Company or prevent or materially delay the consummation of the Merger.

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         SECTION 3.06 Financial Statements.  The audited financial statements of
Company as of and for the fiscal year ended December 31, 2006 (the "Balance Sheet Date") and December 31, 2005 have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") with respect thereto throughout the periods involved as explained in the notes to such financial statements. The Company's financial statements present fairly, in all material respects, as are their respective dates the financial position of the Company. The Company did not have, as of the date of any such financial statements, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected therein in accordance with GAAP, and all assets reflected therein presents fairly the assets of Company in accordance with GAAP.

         SECTION 3.07 Absence of Certain Changes or Events. Since the Balance Sheet Date, except as disclosed in the Company's audited financial statements as of and for the fiscal years ended December 31, 2006 and 2005 to be provided to Parent pursuant to Section 5.03 of this Agreement, Company has conducted its business only in the ordinary course consistent with past practice, and there has not been any material adverse change (as defined in Section 8.03) with respect to Company.

         SECTION 3.08 No Undisclosed Liabilities. As of the Balance Sheet Date, except as disclosed in the Company's audited financial statements as of and for the fiscal year ended December 31, 2006 and 2005 to be provided to Parent pursuant to Section 5.03 of this Agreement, to the best knowledge of Company, Company has no liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a balance sheet of Company (including the notes thereto). Since the Balance Sheet Date, except for liabilities or obligations incurred in the ordinary course of business consistent with past practice, Company has not incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, that could be reasonably expected to have a material adverse effect on Company, or would be required by GAAP to be reflected on a consolidated balance sheet of Company (including the notes thereto).

         SECTION 3.09 Litigation. There is no suit, claim, action, proceeding pending or threatened against Company, nor is there any investigation against Company threatened or pending before any Governmental Entity. Company is not subject to any outstanding order, judgment, writ, injunction or decree.

         SECTION 3.10 Permits; Compliance with Law. Company holds all permits, licenses, variances, exemptions, orders and approvals of all governmental entities necessary for the lawful conduct of its business (the "Company Permits"), except for failures to hold such permits, licenses, variances, exemptions, orders and approvals that could not reasonably be expected to have a material adverse effect on Company. Company is in compliance with the terms of the Company Permits, except where the failure so to comply could not reasonably be expected to have a material adverse effect on the Company. As of the date of this Agreement, no investigation, inquiry or review by any Governmental Entity with respect to Company is pending or, to the best knowledge of Company, threatened, nor has any Governmental Entity indicated an intention to conduct any such investigation, inquiry or review.

         SECTION 3.11 Tax  Matters.   Company  has filed or shall file as of the
Closing Date all of its tax returns required to be filed since inception. All such returns and reports are accurate and

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correct in all material respects. Company has no liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) accrued for or applicable as of the Closing Date, and no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated. To the knowledge of Company, none of such income tax returns has been examined or is currently being examined by the Internal Revenue Service and no deficiency assessment or proposed adjustment of any such return is pending, proposed or contemplated. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of Company.

         SECTION 3.12 Intellectual Property.

                  (a) Except to the extent that the inaccuracy of any of the following (or the circumstances giving rise to such inaccuracy) could not reasonably be expected to have a material adverse effect on Company:

                      (1) Company owns, or is licensed or otherwise has the legally enforceable right to use (in each case, clear of any liens or encumbrances of any kind), all Intellectual Property (as hereinafter defined) used in or necessary for the conduct of its business as currently conducted or as proposed to be conducted;

                      (2) no claims are pending or, to the best knowledge of Company, threatened that Company is infringing on or otherwise violating the rights of any person with regard to any Intellectual Property used by, owned by and/or licensed to Company and, to the best knowledge of Company, there are no valid grounds for any such claims;

                      (3) to the best knowledge of Company, all patents, registered trademarks, service marks and copyrights held by Company are valid and subsisting.

                  (b) For purposes of this Agreement, "Intellectual Property" means patents, trademarks (registered or unregistered), service marks, brand names, certification marks, trade dress, assumed names, trade names and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patented, patentable or not in any jurisdiction, trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person, writings and other works of authorship, whether copyrighted, copyrightable or not in any jurisdiction; registration or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof, any similar intellectual property or proprietary rights and computer programs and software; licenses, immunities, covenants not to sue and the like relating to the foregoing; and any claims or causes of action arising out of or related to any infringement or misappropriation of any of the foregoing.

         SECTION 3.13 Risk Knowledge and Analysis. Each of the Company's shareholders, alone, or together with his or her adviser(s), has such knowledge and experience in financial, tax and business matters as to enable each of them to utilize the information made available by Parent, in connection with the and issuance of the Merger Consideration shares or any other consideration that may be involved, to evaluate the merits and risks of acquiring such shares and to make an informed

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investment  decision with respect  thereto.  Each of the Company's  shareholders
confirms   that,   in  making  his  or  her   decision  to  receive  the  Merger
Consideration, such he or she has relied upon independent investigations made by him, or his representatives, including his own professional tax and other advisers, and that he and such representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from Parent or any person(s) acting on its behalf concerning the terms and conditions of this Agreement, and to obtain any additional information or documents, to the extent Parent possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by Parent.

         SECTION 3.14 Employment Controversies. There are no controversies pending or, to the knowledge of Company, threatened, between Company and any of its respective employees. The Company is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company.

         SECTION 3.15 Title to Property. Company has good and defensible title to all of its properties and assets, free and clear of all liens, charges and encumbrances, except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which could not reasonably be expected to have a material adverse effect.

         SECTION 3.16 Environmental Matters. Company is not aware of nor has ever received notice of any past or present violations of any environmental laws or any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with or which would give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding against Company based on or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, emission, discharge or release into the environment of any pollutant, contaminant, or hazardous or toxic material or waste.

         SECTION 3.17 Interested Party Transactions. Since the Balance Sheet Date, no event has occurred that would be required to be reported as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-K promulgated by the SEC.

         SECTION 3.18 Absence of Certain Payments. Neither Company, nor any of its respective affiliates, officers, directors, employees or agent or other people acting on behalf of Company have (i) engaged in any activity prohibited by the United States Foreign Corrupt Practices Act of 1977, or any other similar law, regulation, decree, directive or order of any other country and (ii) without limiting the generality of the preceding clause (i), used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials or others. Neither Company, nor any of its respective affiliates, directors, officers, employees or agents of other persons acting on behalf of any of them, has accepted or received any unlawful contributions, payments, gifts or expenditures.

         SECTION 3.19 Full Disclosure. No statement contained in any certificate or schedule furnished or to be furnished by Company to Parent and Acquisition Sub in, or pursuant to the provisions of, this Agreement, contains or will contain any untrue statement of a material fact or

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omits  or will  omit to  state  any  material  fact  necessary,  in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

         SECTION 3.20 Real Property. The Company currently owns a building at 59 LaGrange Street, Raritan, New Jersey, and leases the property to Parent. With respect to any lease and sublease to which the Company is a party: (a) the lease or sublease is legal, valid, binding, enforceable, and in full force and effect in all material respects in accordance with its terms; and (b) no party to the lease or sublease is in material breach or material default, and, to Company's knowledge, no event has occurred which, with notice or lapse of time, would constitute a material breach or material default or permit termination, modification, or acceleration.

         SECTION 3.21 Brokers. The Company has not engaged any broker, investment banker, financial advisor or other person, pursuant to which such party is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement.



                                   ARTICLE IV

          REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB

         Each of Parent and Acquisition, jointly and severally, represents and warrants to Company that the statements contained in this Article IV are true, correct, and complete as of the date of this Agreement and will be true and correct as of the Closing Date:

         SECTION 4.01 Organization. Each of Parent and Acquisition Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as now being conducted or to have such power and authority could not be reasonably expected to (i) prevent or materially delay the consummation of the Merger, or (ii) have a material adverse effect on the Parent or the Acquisition Sub. Each of the Parent and the Acquisition Sub is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such good standing necessary.

         SECTION 4.02 Subsidiaries. Each of Parent and Acquisition Sub does not own, directly or indirectly, any capital stock or other ownership interest in any corporation, partnership, joint venture or other entity.


         SECTION 4.03 Capitalization. The authorized capitalization of Parent consists of (i) 100,000,000 shares of Common Stock, $.0001 par value, 50,028,293 of which are issued and outstanding, and (ii) 5,000,000 shares of preferred stock, none of which are issued and outstanding. All issued and outstanding capital stock of Parent are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other right of any person. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Parent, except as disclosed in Parent's SEC Documents or in this Agreement. As of the date of this Agreement and as of the Closing Date, there are 2,900,000 outstanding options and 1,445,000 warrants issued and outstanding. Other than those options and warrants, there are no purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Parent or Acquisition Sub to purchase, issue, sell, or otherwise cause to become outstanding any of their capital stock, outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Parent or Acquisition Sub, or voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of Parent or Acquisition Sub. There are no preemptive rights applicable with respect to Parent's Common Stock.

         SECTION 4.04 Authorization. Each of Parent and Acquisition Sub has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The board of directors of each of Parent and Acquisition Sub has approved the execution and delivery of this Agreement and the transactions contemplated by this Agreement including the Merger in accordance with the applicable Delaware law and with the DGCL and Acquisition Sub's articles of incorporation and bylaws. Parent, as sole stockholder of Acquisition Sub, has approved the Merger, and no other corporate proceedings on the part of Parent or Acquisition Sub are necessary to authorize the execution, delivery, and performance, and the resolutions approving such Merger are irrevocable. This Agreement has been duly executed and delivered by each of Parent and Acquisition Sub and constitutes their valid and binding obligations, enforceable against each of them in accordance with its terms.

         SECTION 4.05 Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under the DGCL, and except for the filings required to consummate the Merger and any required Form 8-K, neither the execution, delivery or performance of this Agreement by Parent and Acquisition Sub nor the consummation by the Parent and Acquisition Sub of the transactions contemplated hereby will: (i) conflict with or result in any breach of any provision of the Articles of Incorporation or bylaws of Parent or Acquisition Sub, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings could not reasonably be expected to have a material adverse effect on Parent or Acquisition Sub or prevent or materially delay the consummation of the Merger), (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Parent or Acquisition Sub is a party or by which the Parent or Acquisition Sub or their respective properties or assets may be bound; or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent or Acquisition Sub or any of their respective properties or assets, except in the case of clauses (iii) or (iv) for violations, breaches or defaults that could not reasonably be expected to have a material adverse effect on Parent or Acquisition Sub or prevent or materially delay the consummation of the Merger.

         SECTION 4.06 Financial Statements / SEC Filings.

                  (a) Included in the last Form 10-KSB filed by Parent with the SEC are the audited balance sheet of Parent as of December 31, 2006, and the related statements of operations, stockholders' equity (deficit), and cash flows for the fiscal year ended December 31, 2006, including the notes thereto, and the accompanying report of the company's independent certified public accountant.

                  (b) The financial statements of Parent for the fiscal year ended December 31, 2006 have been prepared in accordance with GAAP and in accordance with the published rules and regulations of the SEC with respect thereto throughout the periods involved as explained in the notes to such financial statements. The Parent financial statements present fairly, in all material respects, as of their respective dates, the financial position of Parent. Parent did not have, as of the date of any such financial statements, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected therein in accordance with GAAP, and all assets reflected therein present fairly the assets of Parent in accordance with GAAP.

                  (c) With the exception of any filings required to be made pursuant to Section 16 of the Exchange Act, Parent has made all filings with the SEC that it has been required to make under the Securities Act of 1933 and the Securities Exchange Act of 1934. All documents required to be filed as exhibits to the SEC Documents have been so filed, and all material contracts so filed as exhibits are in full force and effect, except those which have expired in accordance with their terms. Each of Parent's SEC Documents has complied in all material respects with the Exchange Act in effect as of their respective dates. None of Parent's SEC Documents, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         SECTION 4.07 Absence of Certain Changes or Events. Since December 31, 2006 Parent has conducted its business only in the ordinary course consistent with past practice, and there has not been any material adverse change (as defined in Section 8.03) with respect to Parent.

         SECTION 4.08 No Undisclosed Liabilities. As of December 31, 2007, to the best knowledge of the Parent, neither the Parent nor the Acquisition Sub had any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a balance sheet of Parent or Acquisition Sub (including the notes thereto). Since the Most Recent Filing Date, except for liabilities or obligations incurred in the ordinary course of business consistent with past practice, neither the Parent nor the Acquisition Sub has incurred any liabilities of any nature, whether or not accrued, contingent or otherwise, that could be reasonably expected to have a material adverse effect on the Parent or the Acquisition Sub, or would be required by GAAP to be reflected on a consolidated balance sheet of the Parent or the Acquisition Sub (including the notes thereto).

         SECTION 4.09 Benefit Plans. Neither Parent nor Acquisition Sub has operated any Pension Plan, Welfare Plan, or other plan, arrangement or policy (written or oral) relating to stock options, stock purchases, compensation, deferred compensation, bonuses, severance, fringe benefits or other employee benefits.

         SECTION 4.10 Other Compensation Arrangements. Neither the Parent nor the Acquisition Sub is a party to any oral or written (i) consulting agreement that is terminable on more than 30 calendar days notice, or union or collective bargaining agreement, (ii) agreement with any executive officer or other key employee of Parent or Acquisition Sub, or (iii) agreement or plan, including any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan.

         SECTION 4.11 Litigation. To the knowledge of Parent, other than as set forth in its SEC filings, there is no suit, claim, action, proceeding pending or threatened against Parent, Acquisition Sub, or any of Parent's other subsidiaries nor is there any investigation against Parent, Acquisition Sub or any of Parent's other subsidiaries, threatened or pending before any Governmental Entity. Neither the Parent nor the Acquisition Sub is subject to any outstanding order, judgment, writ, injunction or decree.

         SECTION 4.12 Permits; Compliance with Law. Parent and Acquisition Sub do not hold any permits, licenses, variances, exemptions, orders and approvals of any Governmental Entities except for their incorporation and active status in Delaware (the "Parent Permits"). To its knowledge, as of the date of this Agreement, no investigation, inquiry or review by any Governmental Entity with respect to the Parent or Acquisition Sub is pending or threatened, nor has any Governmental Entity indicated an intention to conduct any such investigation, inquiry or review. To its knowledge, Parent is and at all times has been in full compliance with the Sarbanes-Oxley Act of 2002 to the extent required.

         SECTION 4.13 Tax Matters. Parent has filed or shall file as of the Closing Date all of its tax returns required to be filed since inception. All such returns and reports are accurate and correct in all material respects. Parent has no liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) accrued for or applicable as of the Closing Date, and no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated. To the knowledge of Parent, none of such income tax returns has been examined or is currently being examined by the Internal Revenue Service and no deficiency assessment or proposed adjustment of any such return is pending, proposed or contemplated. To its knowledge, there are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of Parent.

         SECTION 4.14 Intellectual Property.

                  (a) Parent does not own any Intellectual Property;

                  (b) no claims are pending or, to the best knowledge of Parent, threatened that Parent is infringing on or otherwise violating the rights of any person with regard to any Intellectual Property and, to the best knowledge of the Parent, there are no valid grounds for any such claims.

         SECTION 4.15 Knowledge of Risk. Each of the Parent's shareholders and members of Parent's Board of Directors, alone, or together with his or her adviser(s), has such knowledge and experience in financial, tax and business matters as to enable each of them to utilize the information made available by Company, in connection with the and the issuance of the Merger Consideration shares or with the receipt of Company's shares as part of the Transaction at subject, to evaluate the merits and risks of acquiring such shares of Company and to make an informed investment decision with respect thereto. Each of the Company's shareholders confirms that, in making his or her decision to sell his or her shares in Parent, such he or she has relied upon independent investigations made by him, or his representatives, including his own professional tax and other advisers, and that he and such representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from Company or any person(s) acting on its behalf concerning the terms and conditions of this Agreement, and to obtain any additional information or documents, to the extent Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by Company

         SECTION 4.16 Labor Matters.  Parent has no employees.

         SECTION 4.17 Title to Property. Parent has good and defensible title to all of its properties and assets, free and clear of all liens, charges and encumbrances, except liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or interfere with the present use of the property affected thereby or which could not reasonably be expected to have a material adverse effect.

         SECTION 4.18 Environmental Matters. Parent is not aware of nor to its knowledge it has ever received notice of any past or present violations of any environmental laws or any event, condition, circumstance, activity, practice, incident, action or plan which is reasonably likely to interfere with or prevent continued compliance with or which would give rise to any common law or statutory liability, or otherwise form the basis of any claim, action, suit or proceeding against Parent based on or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, emission, discharge or release into the environment of any pollutant, contaminant, or hazardous or toxic material or waste.

         SECTION 4.19 Interested Party Transactions. Since the Most Recent Filing Date, no event has occurred that would be required to be reported by Parent as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-B promulgated by the SEC.

         SECTION 4.20 Absence of Certain Payments. To its knowledge, neither the Parent nor any of its respective affiliates, officers, directors, employees or agents or other people acting on behalf of any of them have (i) engaged in any activity prohibited by the United States Foreign Corrupt Practices Act of 1977, or any other similar law, regulation, decree, directive or order of any other country and (ii) without limiting the generality of the preceding clause (i), used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials or others. To its knowledge, neither the Parent nor any of its respective affiliates, directors, officers, employees or agents of other persons acting on behalf of any of them, has accepted or received any unlawful contributions, payments, gifts or expenditures.

         SECTION 4.21 Insurance.     Parent  does  not  maintain  any  insurance
policies.

         SECTION 4.22 Full Disclosure. No statement contained in any certificate or schedule furnished or to be furnished by the Parent and Acquisition Sub to Company, or pursuant to the provisions of, this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

         SECTION 4.23 Contracts. Parent and Acquisition Sub are not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition thereof and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Parent and Acquisition Sub have not taken adequate steps to prevent such a default from occurring. To its knowledge after reasonable inquiry Parent is not a party to any agreement (or group of related agreements) that:
(a) provides for payments greater than $5,000 per annum or that extends for more than one year in excess of $25,000 per annum; (b) concerns a partnership or joint venture; (c) guarantees any indebtedness; (d) concerns noncompetition; (e) relates to monies advanced or loaned to any of its directors, officers or employees; or (f) a default or termination would have a material adverse effect on the business, financial condition, operations or results of operations of Parent or Acquisition Sub. Also, there is no valid shareholders agreement in place.

         SECTION 4.24 Real Property. Parent currently leases office space at 59 LaGrange Street, Raritan, New Jersey from the Company.

         SECTION 4.25 Exchange Act Registration; Listing. The Parent Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is quoted on the OTC Bulletin Board. Parent has taken no action designed to, or which, to the knowledge of the Company, may have the effect of, terminating the registration of the Parent Common Stock under the Exchange Act, and has no knowledge of whether any or all of the market makers intend to stop quoting the Parent Common Stock on the Pink Sheets.


                                    ARTICLE V

                                    COVENANTS

         SECTION 5.01 Mutual Use of Best Efforts. The Parties agree as follows with respect to the period from and after the execution of this Agreement.

                  (a) Each of the parties hereto will use its reasonable best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement, including the preparation of an 8-K regarding the Merger to be filed after the Effective Date.

                  (b) Each of the parties hereto will give any notices (and will cause its subsidiary to give any notices) to third parties, and will use its reasonable best efforts to obtain (and will cause its subsidiary to use its reasonable best efforts to obtain) any third party consents, that the other Parties reasonably may request in connection with this Agreement.

                  (c) Each of the parties hereto will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters in this Agreement.

                  (d) Each party hereto will give prompt written notice to the other of any material adverse development causing a breach of any of its own representations and warranties in this Agreement. No disclosure by any Party pursuant to this Section 5.03, however, shall be deemed to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

         SECTION 5.02 Conduct of Business of Parent. Until the Effective Time, or termination of this Agreement, Parent shall not, without the consent of the shareholders of the Company, do any of the following: (i) enter into any transaction outside the ordinary course of business; or (ii) enter into, assume or become bound or obligated by any agreement, contract or commitment or extend or modify the terms of any presently existing agreement which (a) involves the payment of greater than $5,000 per annum or that extends for more than one year and for such agreements in the aggregate such payments shall not exceed $10,000, except for the renewal of Parent's directors' and officers' insurance policy,
(b) increases the compensation of any employee, (c) involves any payment or obligation to any affiliate of Parent or (d) involves the sale, assignment or license of any material assets of Parent or any of its intellectual property; or
(iii) establish any new, or modify any existing, employee benefit, compensation or stock plan; or (iv) declare or pay any dividends or make any distribution of assets to its shareholders (except for its subsidiaries) or pay any bonuses or make any other extraordinary payments to its officers, directors or employees; or (v) grant any share options or issue any new shares or any other securities; or (vi) hire any new employees or consultants.

         SECTION 5.03 Delivery of Financial Statements of Company as of December 31, 2006 and 2005. On or prior to the Closing, Company shall have delivered the audited financial statements of Company as of and for the fiscal years ended December 31, 2006 and 2005. Such financial statements shall have been prepared in accordance with GAAP with respect thereto throughout the periods involved as explained in the notes to such financial statements. These financial statements shall present fairly, in all material respects, as of the date thereof, the financial position of the Company. The Company shall not have, as of the date of these financial statements, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected therein in accordance with GAAP, and all assets reflected therein presents fairly the assets of Company in accordance with GAAP.


                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

         SECTION 6.01 Repayment  of Loans.    All prior  loans to Parent made by
either Company or JCL shall be paid by Parent within one year from the Closing Date.

         SECTION 6.02 Fees and Expenses. All fees and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated by this Agreement shall be paid as of the Closing Date by the party incurring such fees or expenses, whether or not the Merger is consummated.

         SECTION 6.03 Indemnification.

         (a) By Parent and Acquisition Sub. Parent and Acquisition Sub shall defend and promptly indemnify the Company, its officers, board members and stockholders, and save and hold them harmless from, against, for and in respect of and shall pay any and all damages, liabilities, claims, costs and expenses, including without limitation, reasonable attorneys' fees and other costs and expenses incident to any suit, action, investigation, claim or proceeding suffered, sustained, incurred or required to be paid by the Company, its officers, stockholders and/or board members by reason of (i) the existence of any and all obligations and/or liabilities of Parent and Acquisition Sub which were not disclosed in, or pursuant to, this Agreement; (ii) any breach or failure of observance or performance of any representation, warranty, covenant, agreement or commitment made by Parent and Acquisition Sub hereunder or relating hereto or as a result of any such representation, warranty, covenant, agreement or commitment being untrue or incorrect in any respect, and/or (iii) any and all actions, suits, investigations, proceedings, demands, assessments, audits, judgments and claims arising out of any of the foregoing or from any material misrepresentation or omission from any Schedules or Exhibits to this Agreement, certificates, financial statements or from any document furnished by Parent and Acquisition Sub required to be furnished hereunder.

         (b) By Company. The Company shall defend and promptly indemnify Parent and Acquisition Sub and its officers, directors and shareholders, and save and hold them harmless from, against, for and in respect of and shall pay any and all damages, liabilities, claims, costs and expenses, including without limitation, reasonable attorneys' fees and other costs and expenses incident to any suit, action, investigation, claim or proceeding suffered, sustained, incurred or required to be paid by any of them by reason of (i) the existence of any and all obligations and/or liabilities of Company which were not disclosed in, or pursuant to, this Agreement; (ii) any breach or failure of observance or performance of any representation, warranty, covenant, agreement or commitment made by the Company hereunder or relating hereto or as a result of any such representation, warranty, covenant, agreement or commitment being untrue or incorrect in any respect, and/or (iii) any and all actions, suits, investigations, proceedings, demands, assessments, audits, judgments and claims arising out of any of the foregoing or from any material misrepresentation or omission from any Schedules or Exhibits to this Agreement, certificates, financial statements or from any document furnished or required to be furnished by the Company.

                                   ARTICLE VII

                   EXCHANGE OF DOCUMENTS; CONDITIONS PRECEDENT

         SECTION 7.01 Prior to or at the Closing, and as a condition precedent to the obligations of the Company, each of the following documents, which shall be satisfactory in form and content to Company and its counsel, shall be delivered to the Company and/or its counsel:

         (a) Certificates evidencing the Exchange Stock duly endorsed for transfer with medallion signature guaranteed, with stock powers duly executed in blank;

         (b) A certified copy of the Articles of Incorporation of Acquisition Sub; and

         (c) Any further document as may be reasonably requested by Company's legal counsel in order to substantiate any of the representations or warranties of Parent set forth herein.

         SECTION 7.02 Prior to or at the Closing, and as a condition precedent to the obligations of the Parent, each of the following documents, which shall be satisfactory in form and content to Parent and its counsel, shall be delivered to the Parent and/or its counsel:

         (a) Company shall provide Parent with its audited consolidated financial statements which shall comply in form and substance with applicable regulations of the SEC as of December 31, 2005 and December 31, 2006, and such unaudited financial statements and pro forma financial statements as required by the Form 8-K and other requirements of the SEC regarding the Merger;

         SECTION 7.03. Due Diligence. As a condition precedent to Closing, the Parent and the Company shall be satisfied with their findings and evaluation in their due diligence.


                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.01 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time of the Merger.

         SECTION 8.02 Notices. All notices and other communications hereunder ("Notice") shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), sent by overnight courier (providing proof of delivery) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a) if to Parent or                Tochi Bains
                      Acquisition Sub:               Wi-Tron, Inc.
                                                     59 LaGrange St.
                                                     Raritan, NJ 08869
                                                     Facsimile: (908) 253-6875

                  with a copy to:                    Michael H. Freedman, Esq.
                                                     Law Offices of
                                                     Michael H. Freedman, PLLC
                                                     11 Bayside Avenue
                                                     Port Washington, NY 11050
                                                     Facsimile: (516) 767-1631

                  (b) if to  the  Company:           John Chase Lee
                                                     Tek, Ltd.
                                                     95 Mitchell Avenue
                                                     Piscataway, NJ 08854
                                                     Facsimile: (732) 463-2261


         SECTION 8.03 Interpretation. When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. As used in this Agreement, the term "subsidiary" of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person, and the term "affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act. As used in this Agreement, "material adverse change" or "material adverse effect" means, when used in connection with a person, any change or effect (or any development that, insofar as can reasonably be foreseen, is likely to result in any change or effect) that, individually or in the aggregate with any such other changes or effects, is materially adverse to the business, prospects, assets (including intangible assets), financial condition or results of operations of such person and its subsidiaries taken as a whole.

         SECTION 8.04 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when said counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         SECTION 8.05 Entire Agreement; Third Party Beneficiaries. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         SECTION 8.06 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New Jersey and, to the extent provided herein, the DGCL, without regard to any applicable conflicts of law. The Parties hereto irrevocably further consent to the jurisdiction of the courts of the State of New Jersey and of any Federal court located in New Jersey in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument.

         SECTION 8.07 Publicity. Except as otherwise required by law, for so long as this Agreement is in effect, neither the Company nor Parent shall, nor shall Parent permit Acquisition Sub to, issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld or delayed.

         SECTION 8.08 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

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         SECTION 8.09 Enforcement.   The parties agree that  irreparable  damage
would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court located in the State of New Jersey in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal court sitting in the State of New Jersey. The prevailing party in any judicial action shall be entitled to receive from the other party reimbursement for the prevailing party's reasonable attorneys' fees and disbursements, and court costs.

         SECTION 8.10 No Remedy in Certain Circumstances. Each party agrees that, should any court or other competent authority hold any provision of this Agreement to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, the validity, legality and enforceability of the remaining provisions and obligations contained or set forth in this Agreement shall not in any way be affected or impaired thereby, unless the foregoing inconsistent action or the failure to take an action constitutes a material breach of this Agreement or makes this Agreement impossible to perform, in which case this Agreement shall terminate. Except as otherwise contemplated by this Agreement, to the extent that a party hereto took an action inconsistent herewith or failed to take action consistent herewith or required hereby pursuant to an order or judgment of a court or other competent authority, such party shall incur no liability or obligation unless such party did not in good faith seek to resist or object to the imposition or entering of such order or judgment.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.



                                    WI-TRON, INC.

                                    By: /s/ Tarlochan Bains
                                       --------------------------------------
                                            Tarlochan Bains, Vice President

                                    TEK SUB, INC.

                                    By: /s/ Tarlochan Bains
                                       --------------------------------------
                                            Tarlochan Bains, President


                                    TEK, LTD.

                                    By: /s/  John Chase Lee
                                       --------------------------------------
                                        John Chase Lee, President


                                    /s/ John Chase Lee
                                    -----------------------------------------
                                    John Chase Lee, Individually






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